Exhibit 99.1 Investor Presentation First Quarter 2025 May 2025

Forward Looking Statements Non-GAAP Disclaimer In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and Section 21E of the Exchange Act. Words such as “will”, “expect”, “look forward”, “guidance”, “targeted”, “goals”, should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures and similar expressions are intended to identify forward-looking statements. Statements about the company’s presented and derived from the respective GAAP measures: business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, • Net Income or Net Income from Continuing Operations (adjusted EBITDA) Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various markets and the • Net Income margin (adjusted EBITDA margin) company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of • Gross profit (Adjusted Gross Profit) future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied • Gross profit percentage (Adjusted Gross Profit percentage) by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors • Net Income (adjusted Net Income from continuing operations) described in the company’s SEC filings that may cause our actual results and performance to be materially different • Diluted Earnings per Share (adjusted diluted EPS) from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated May 6, 2025. • Selling, general and administrative expense (adjusted SG&A) For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are • Net cash provided by operations (free cash flow and free cash flow after dividends) available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and • Long-term debt, net (Net Debt) other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. • Net debt leverage ratio & Net debt leverage ratio including preferred shares Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar actual results, performance or achievements or future events to differ materially from anticipated future results, to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide performance or achievements or future events expressed or implied by such forward-looking statements. The meaningful comparisons between current and prior year period results. They are also used as a metric to determine company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of certain components of performance-based compensation. They are not necessarily indicative of future results of new information, future events, changed circumstances or otherwise, except to the extent required by law. operations that may be obtained by the company. Investor Presentation | 2025 2

Leading global supply chain expert providing industrial products, services, I and supply solutions Diversified portfolio with long-term growth II drivers in all end-market sectors A return to revenue Returning to revenue growth in 2025 III growth in 2025 Significant cash generation across the IV business cycle Capital allocation strategy for a strong balance sheet, returning capital to V shareholders and growth Investor Presentation | 2025 3

End-Markets Geography Leading supply chain experts Highly Diversified 38% 31% 31% Portfolio and Stable Gas Utilities Downstream, Production, 83% 17% Industrial & Energy Transmission & Customer Base Transition Infrastructure U.S. International Sales Across End-Markets, Geographies Products and Products 37% 26% 24% 7% 6% Valve, Automation, Gas Products Carbon Steel General Products Stainless Steel & Alloy Measurement & Pipe, Fittings & Flanges Pipe, Fittings & Flanges Instrumentation Note: Based on trailing twelve months (TTM) as of March 31, 2025. Investor Presentation | 2025 4

# Market-leading Expertise

## Industrial Infrastructure Products, Services, and Supply Solutions

*Serving Multiple End-Market Sectors*
**including Gas Utilities, Chemicals, Refining, Upstream and Midstream Oil & Gas, LNG, Data Centers, Mining, Energy Transition**

**Industrial Infrastructure Products**

- Flow-control equipment (valves and pipe), measurement and instrumentation
- Gas meters and polyethylene pipe

**Value-added Services**

- Valve actuation, modification, and ValidTorque™
- Testing services (e.g., hydrostatic testing, weld x-rays)

**Quality Assurance Program**

**Integrated Supply Solutions**


Pittsburgh RDC

**Company Snapshot**

>100 years in business

~200 locations in 15 countries

~200,000+ SKUs

13 Regional Distribution Centers (RDCs)

~2,500 Team Members

Investor Presentation | 2025

MRC Global

5

Returning to Growth | Secular Growth Themes for 2025 Natural Gas Infrastructure Gas Utilities Rebound Product Inflation Growth Initiatives • Destocking has concluded • Tariffs increasing costs of • Expect strong natural gas • U.S. chemical revenue growth steel, aluminum and demand and growing approaching 10% in 2025, • Significant backlog of imported valves importance in global energy supported by projects investments required in mix reliability and safety • Majority of product sales are • Mining business expected to on a “cost plus” basis • Gathering, processing, and grow approximately 10% per • Expect 4-6% annual growth transmission assets required year through 2030 rates in gas utility spending • Immediate value accretion to to monetize U.S. gas for the next three years inventory • Data center growth – currently • More favorable U.S. regulatory $10M+ in committed sales to regime drives increasing date investment decisions • New IMTEC joint venture offers diverse-owned smart meter installation solution Investor Presentation | 2025 6

Announcing our IMTEC simplifies procurement, programming and installation of smart meters and Automated Meter Reading (AMR) technology New Joint Venture • Provides AMR programming and installation with customizable data file formats IMTEC Services • Mitigates risk for gas utilities by eliminating production delays, protecting from supply disruptions, and improving lead times and delivery • Delivers quality assurance through comprehensive inspection and meter proving aligned with utility and regulatory standards • Benefits manufacturers by offloading work, streamlining production, reducing lead times and improving on-time delivery JV partner brings deep technical and meter knowledge capabilities • Complements MRC Global’s expansive supply chain and gas utility expertise • Qualifies JV as Tier II diverse supplier (application pending) Strong initial reception from gas utility customers • Opportunity for MRC Global to increase market share in meter sales • Further simplifies supply chain for gas utilities Integrated Meter Technical Services Investor Presentation | 2025 7

($ millions) Cumulative Significant Cash Flow from (used in) Cash Flow from Continuing Operations Cash Flow Continuing Operations $812 Generation $268 $237 $712 Across the Cycle $177 $444 $100 $282 $267 Financial Flexibility $237 $45 for Increased Shareholder Returns 2020 2021 2022 2023 2024 2025E $(15) 2020 2021 2022 2023 2024 2025E Annual Sales Growth 2020 2021 2022 2023 2024 2025E UP (29%) 4% 26% 2% (8%) low to high-single digits Investor Presentation | 2025 8

Adjusted Gross Margin Increased Structurally Higher Profitability 21.8% average 180 bp improvement 21.9% 21.8% 21.6% Driven by Business 20.0% average Optimization 20.4% Improvements 19.9% 19.8% 2019 2020 2021 2022 2023 2024 ➢ Favorable product and geography mix ➢ Improved contract structures ➢ Inventory management improvements Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Figures updated to reflect the sale of the Canada business in discontinued operations. Investor Presentation | 2025 9

Gas Utilities Gas Utilities Long-term Growth Drivers End-Market Sector • Multi-year growth expectations from: – Customer spending rebounding with destocking complete – Aging infrastructure – 63% of gas utility pipelines are ~30 years or older – Continual safety and integrity projects and meter modernization Largest Sector, – Emissions reduction programs result in replacing valves – New installations with a strong presence in high growth regions of the U.S. Independent of • Customer budgets expected to grow 4-6% per annum Commodity Prices • New IMTEC JV creates new avenues for market penetration • Two methods of future growth: Market penetration with new customers and increased spending with existing customers from additional product offerings & expanded geographies Miles of Main Pipelines by Decade of Installation ~30 years old or unknown origin 250 200 150 100 38% 50 Gas Utilities Downstream, Production, Industrial & Energy Transmission & 0 Unknown Pre 1940 1940 - 1949 1950 - 1959 1960 - 1969 1970 - 1979 1980 - 1989 1990 - 1999 2000 - 2009 2010 - 2019 2020 - 2023 Transition Infrastructure Source: PHMSA. Note: Based on trailing twelve months (TTM) as of March 31, 2025. Investor Presentation | 2025 10

DIET DIET Long-term Growth Drivers End-Market Sector • Rebound in turnaround and maintenance activity in chemicals and refining • Growth from new end-markets such as Data Centers and Mining Energy Transition & • Continued growth in chemicals from strategic focus and robust project pipeline Process Industry • Petrochemical investments led by secular demand for plastics Investments and other chemicals • Global energy transition projects as carbon reduction targets are prioritized including: − Refinery conversions to biofuel feedstocks− Hydroelectric power generation − Hydrogen processing − Offshore wind power generation − Carbon capture and storage− Geothermal power generation DIET • Resumption of export permit applications of liquefied natural gas Industrial & (LNG) facilities in the U.S. and regasification terminals in Europe 31% Energy Transition Chemical Gas Utilities Downstream, Production, Industrial & Energy Transmission & Refining Transition Infrastructure Note: Based on trailing twelve months (TTM) as of March 31, 2025. Investor Presentation | 2025 11

PTI PTI Long-term Growth Drivers End-Market Sector • World oil demand expected to grow until at least 2030+, driving increased upstream and midstream activity, especially in the U.S. Permian basin • Broad demand for natural gas and associated infrastructure to Traditional support gas-fired electricity generation to power data centers Energy • Oil and gas production in the U.S. shifting from private operators to IOCs and large independents Infrastructure • Pipeline infrastructure capacity tightening, leading to need for transmission expansion projects • Increasing European oil and gas production in the North Sea 31% Gas Utilities Downstream, Production, Industrial & Energy Transmission & Transition Infrastructure Note: Based on trailing twelve months (TTM) as of March 31, 2025. Investor Presentation | 2025 12

Capital Structure Actions…Enable Shareholder Value Creation $125M Share Repurchase Program Returning Cash to Shareholders Issued New Term Loan B Repurchased Preferred Stock Extended Global ABL • Issued new $350M Term Loan B - • Repurchased convertible preferred • Amended global asset-based matures in 2031 stock for $361M in its entirety lending (ABL) facility, extending maturity to 2029 • Tax-deductible interest expense • Eliminated annual preferred dividend of $24M, which is not tax deductible • Matures in November 2029 • Reduced potential dilution risk on an as converted basis by 20.3M shares • Simplified capital structure Investor Presentation | 2025 13

Three-Pronged Capital Allocation Strategy Maintain Strong Balance Return Capital to Reinvest for Growth Sheet & Ample Liquidity Shareholders Expanding market and wallet Current net debt leverage Announced a $125M share share in established markets ratio of 1.7x repurchase program over Targeting net debt leverage three years Pursuing high growth verticals ratio of 1.5x - - - • Chemical - - - Initiated share repurchases in • Data Centers Strong liquidity of $570M 2Q 2025 • Mining - - - - - - S&P outlook revised to ‘positive’ Combination of systematic and - - - opportunistic purchases Nearest debt maturity Nov. 2029 Investor Presentation | 2025 14

Digital Transformation to Accelerate Growth and Efficiency Implement Modern Cloud- Drive Digital Sales Growth Adopt AI-Enabled Tools based ERP ~60% of U.S. sales are sourced Launching AI-enabled quoting tool Replacing mainframe system with through digital channels for inside sales team members, modern, cloud-based ERP improving quoting turnaround time - - - - - - and accuracy Powered by industry-leading CRM AI technology embedded into ERP - - - and ecommerce technology to - - - enhance customer experience and AI/OCR technology embedded in Increase productivity, inventory digital connectivity expense tracking tools management, and internal controls - - - On-time and on-budget Investor Presentation | 2025 15

Leading global supply chain expert providing industrial products, services, I and supply solutions Diversified portfolio with long-term growth II drivers in all end-market sectors A return to revenue Returning to revenue growth in 2025 III growth in 2025 Significant cash generation across the IV business cycle Capital allocation strategy for a strong balance sheet, returning capital to V shareholders and growth Investor Presentation | 2025 16

APPENDIX Investor Presentation | 2025 17

USA Global Footprint. Hub & Spoke Model Promotes Efficiency Delivering Solutions to Customers & Market Access to Suppliers APAC Regional Distribution Centers 13 EMEA Valve & Engineering Centers 26 Service Centers 107 Corporate Offices 2 Headquarters 1 Total Global Service Locations 197 Countries 15 As of March 31, 2025 Team Members ~2,500 Investor Presentation | 2025 18

Financial Outlook – 2025 Annual Targets Profitability Cash Flow Sequential Quarterly Revenue • Revenue from 2024 • Capital expenditures • 2Q25 • • Low to high-single digit increase High single to low double-digit increase • ~$45M for 2025 includes ERP system compared to 1Q 2025 • Each sector • Cash flow from continuing operations • Low to high-single digit increase • 3Q25 • $100M or better • Highest revenue quarter • Adjusted Gross Profit • Average 21% or better • 4Q25 • Seasonal decline • SG&A/Sales % • Average 15%-16% • Effective tax rate • 26%-28% Note: See our Current Report on Form 8-K dated May 6, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook. Investor Presentation | 2025 19

Quarterly Financial Performance - GAAP ($ millions, except per share data) Sales Gross Profit & % Margin $159 $142 $777 $135 $712 $664 20.5% 20.3% 19.9% 1Q24 4Q24 1Q25 1Q24 4Q24 1Q25 Net Income (Loss) From Continuing Operations & % Margin Diluted EPS from Continuing Operations $0.16 $20 $0.09 $8 1Q24 4Q24 1Q25 2.6% (0.2%) 1.1% 1Q24 4Q24 1Q25 $(0.14) $(1) Note: Figures updated to reflect the sale of the Canada business in discontinued operations. Investor Presentation | 2025 20

Quarterly Financial Performance - Adjusted ($ millions) 1 Adjusted Gross Profit & % Margin $170 $153 $146 21.9% 22.0% 21.5% 1Q24 4Q24 1Q25 1 1 Adjusted Net Income from Continuing Operations Adjusted EBITDA & % Margin $57 $24 $36 $32 $12 $4 7.3% 4.8% 5.1% 1Q24 4Q24 1Q25 1Q24 4Q24 1Q25 1. See reconciliation of non-GAAP measures to GAAP measures in the appendix Note: Figures updated to reflect the sale of the Canada business in discontinued operations. Investor Presentation | 2025 21

# Strong Balance Sheet & Financial Flexibility

*($ millions)*

Note: Figures updated to reflect the sale of the Canada business in discontinued operations.

## Total Debt (including preferred shares)



$650
Preferred shares
Debt
$387
$371
1Q24
4Q24
1Q25

| | 1Q24 | 4Q24 | 1Q25 |
|---|---|---|---|
| Net Debt[1]: | $149 | $324 | $308 |
| Preferred shrs: | $355 | N/A | N/A |
| Net debt leverage ratio[1]: | 2.1x | 1.6x | 1.7x |

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix. 1Q24 net debt leverage ratio includes preferred shares, which were subsequently repurchased in 3Q24.

## Capital Structure

| March 31, 2025 | |
|---|---|
| **Cash and Cash Equivalents** | **$ 63** |
| Total Debt (including current portion): | |
| Global ABL Facility due 2029 | 27 |
| Term Loan B due 2031, net of discount | 344 |
| Total Debt | $ 371 |
| Total stockholders' equity | 525 |
| **Total Capitalization** | **$ 896** |
| **Liquidity** | **$ 570** |

## Cash Flow Provided by Continuing Operations



$36
$73
$21
1Q24
4Q24
1Q25

## Net Working Capital to Sales Ratio[2]



15.3%
11.2%
11.7%
1Q24
4Q24
1Q25

2. Working capital to sales ratio is defined as working capital from continuing operations (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Investor Presentation | 2025
MRC Global
22

Annual Financial Performance ($ millions) Note: Figures updated to reflect the sale of the Canada business in discontinued operations. Sales 1 Adjusted Gross Profit & % Margin $5,300 $712 $4,806 $689 $680 $659 $4,522 $4,196 $3,857 $516 $3,436 $3,266 $483 $3,352 $3,197 $3,011 $2,798 $2,432 $2,534 19.8% 19.9% 20.4% 21.6% 21.8% 21.9% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2019 2020 2021 2022 2023 2024 Y-o-Y Growth (29%) 7% 33% 3% (7%) Y-o-Y Growth (6%) 17% (21%) (33%) 20% 15% (11%) (29%) 4% 26% 2% (8%) 1 1 Adjusted Net Income from Continuing Operations Adjusted EBITDA & % Margin $251 $255 $120 $122 $202 $190 $86 $140 $90 $45 $41 $1 5.5% 3.7% 5.5% 8.0% 7.7% 6.7% 2019 2020 2021 2022 2023 2024 2019 2020 2021 2022 2023 2024 Y-o-Y Growth (53%) 56% 82% (2%) (20%) Y-o-Y Growth (98%) NM NM 2% (30%) 1. See reconciliation of non-GAAP measures to GAAP measures in the appendix. Investor Presentation | 2025 23

# Balance Sheet *($ millions)*

Note: Figures updated to reflect the sale of the Canada business in discontinued operations.

## Total Debt



$1,245
$978
$1,447
$519
$414
$526
$684
$551
$383
$297
$340
$301
$387
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Net Debt Leverage Ratio[1]:
2.7x
2.9x
1.8x
1.2x
0.7x
1.6x

1. Net debt leverage ratio multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. The net debt leverage ratio is updated to reflect the sale of the Canada business in discontinued operations beginning with 2019 onward.

## Capital Structure

| December 31, 2024 | |
|---|---|
| **Cash and Cash Equivalents** | **$ 63** |
| Total Debt (including current portion): | |
| Global ABL Facility due 2029 | 43 |
| Term Loan B due 2031, net of discount | 344 |
| Total Debt | $ 387 |
| Total stockholders' equity | 516 |
| **Total Capitalization** | **$ 966** |
| **Liquidity** | **$ 523** |

## Cash Flow Provided by (Used in) Continuing Operations



$222
$237
$45
$(15)
$177
$268
2019
2020
2021
2022
2023
2024

## Net Working Capital to Sales Ratio[2]



18.4%
16.5%
14.6%
15.5%
14.8%
11.2%
2019
2020
2021
2022
2023
2024

2. Working capital defined as current assets (excluding cash) – current liabilities (excluding current debt) and excludes discontinued operations. Sales are on trailing twelve months basis.

Investor Presentation | 2025 MRC Global 24

Adjusted Gross Profit Reconciliation THREE MONTHS ENDED ($ millions) March 31, 2025 December 31, 2024 March 31, 2024 Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 712 $ 664 $ 777 Gross profit $ 142 19.9% $ 135 20.3% $ 159 20.5% Depreciation and amortization 5 5 5 Amortization of intangibles 5 4 5 Increase in LIFO reserve 1 1 1 Transaction costs - 1 - Adjusted Gross Profit $ 153 21.5% $ 146 22.0% $ 170 21.9% Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations. Investor Presentation | 2025 25

Adjusted EBITDA Reconciliation THREE MONTHS ENDED ($ millions) March 31, 2025 December 31, 2024 March 31, 2024 Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 712 $ 664 $ 777 Net (loss) income $ (22) (3.1)% $ (23) (3.5)% $ 19 2.4% Loss from discontinued operations, net of tax 30 22 1 Net income (loss) from continuing operations 8 1.1% (1) (0.2)% 20 2.6% Income tax expense 1 4 8 Interest expense 9 7 8 Depreciation and amortization 5 5 5 Amortization of intangibles 5 4 5 Increase in LIFO reserve 1 1 1 Equity-based compensation expense 4 5 4 Internal control remediation 2 - - Non-recurring other legal and consulting costs 1 1 - Activism response, legal and consulting costs - - 3 Write-off of debt issuance costs - - 1 Asset disposal - - 1 Transaction costs - 1 - Severance and restructuring - 2 - Non-recurring IT related professional fees - 1 - Foreign currency losses - 2 1 Adjusted EBITDA $ 36 5.1% $ 32 4.8% $ 57 7.3% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations. Investor Presentation | 2025 26

Adjusted Net Income from Continuing Operations Reconciliation ($ millions) THREE MONTHS ENDED March 31, 2025 December 31, 2024 March 31, 2024 Net (loss) income $ (22) $ (23) $ 19 Loss from discontinued operations, net of tax 30 22 1 Net income (loss) from continuing operations 8 (1) 20 Asset disposal, net of tax - - 1 Internal control remediation, net of tax 2 - - Non-recurring other legal and consulting costs, net of tax 1 1 - Activism response, legal and consulting costs, net of tax - - 2 Increase in LIFO reserve, net of tax 1 - 1 - 1 - Transaction costs, net of tax - 2 - Severance and restructuring, net of tax - 1 - Non-recurring IT related professional fees, net of tax Adjusted net income from continuing operations $ 12 $ 4 $ 24 Note: Adjusted net income from continuing operations is a non-GAAP measure. For a discussion of the use of adjusted net income from continuing operations, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations. Investor Presentation | 2025 27

Net Debt & Net Debt Leverage Ratio Calculation ($ millions) March 31, 2025 December 31, 2024 March 31, 2024 Long-term debt $ 367 $ 384 $ 3 Plus: current portion of debt obligations 4 3 292 Total debt $ 371 $ 387 $ 295 Less: cash 63 63 146 Net debt $ 308 $ 324 $ 149 Net debt $ 308 $ 324 $ 149 Trailing twelve months adjusted EBITDA 181 202 239 Net debt leverage ratio 1.7x 1.6x 0.6x Preferred stock - - 355 Net debt including preferred stock - - 504 Trailing twelve months adjusted EBITDA N/A N/A 239 Net debt leverage ratio including preferred stock N/A N/A 2.1x Note: Net debt and net debt leverage ratio are non-GAAP measures. For a discussion of the use of net debt and net debt leverage ratio, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations Investor Presentation | 2025 28

Adjusted Gross Profit Reconciliation – Annual Periods YEAR ENDED DECEMBER 31 ($ millions) 2024 2023 2022 2021 2020 2019 % of % of % of % of % of % of Amount Amount Amount Amount Amount Amount Sales Sales Sales Sales Sales Sales Sales $ 3,011 $ 3,266 $ 3,197 $ 2,534 $ 2,432 $ 3,436 Gross profit $ 620 20.6% $ 670 20.5% $ 584 18.3% $ 396 15.6% $ 413 17.0% $ 615 17.9% Depreciation and amortization 21 19 18 19 19 20 Amortization of intangibles 19 21 21 24 26 42 (Decrease) increase in LIFO reserve (2) 2 66 77 (19) (2) Inventory-related charges 1 - - - 44 5 Adjusted Gross Profit $ 659 21.9% $ 712 21.8% $ 689 21.6% $ 516 20.4% $ 483 19.9% $ 680 19.8% Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations. Investor Presentation | 2025 29

# Adjusted EBITDA Reconciliation – Annual Periods

| ($ millions) | YEAR ENDED DECEMBER 31 | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2024 | | 2023 | | 2022 | | 2021 | | 2020 | | 2019 | |
| | Amount | % of Sales | Amount | % of Sales | Amount | % of Sales | Amount | % of Sales | Amount | % of Sales | Amount | % of Sales |
| **Sales** | **$ 3,011** | | **$ 3,266** | | **$ 3,197** | | **$ 2,534** | | **$ 2,432** | | **$ 3,436** | |
| **Net income (loss)** | **$ 55** | **1.8%** | **$ 114** | **3.5%** | **$ 75** | **2.3%** | **$ (14)** | **(0.6)%** | **$ (274)** | **(11.3)%** | **$ 39** | **1.1%** |
| Loss (income) from discontinued operations, net of tax | 23 | | 1 | | (5) | | (5) | | 1 | | (9) | |
| **Net income (loss) from continuing operations** | **78** | **2.6%** | **115** | **3.5%** | **70** | **2.2%** | **(19)** | **(0.7)%** | **(273)** | **(11.2)%** | **30** | **0.9%** |
| Income tax expense (benefit) | 27 | | 39 | | 35 | | - | | (9) | | 27 | |
| Interest expense | 26 | | 32 | | 24 | | 23 | | 28 | | 40 | |
| Depreciation and amortization | 21 | | 19 | | 18 | | 19 | | 19 | | 20 | |
| Amortization of intangibles | 19 | | 21 | | 21 | | 24 | | 26 | | 42 | |
| (Decrease) increase in LIFO reserve | (2) | | 2 | | 66 | | 77 | | (19) | | (2) | |
| Equity-based compensation expense | 16 | | 14 | | 13 | | 12 | | 12 | | 16 | |
| Foreign currency losses (gains) | 5 | | 3 | | 7 | | 2 | | - | | (2) | |
| Transaction costs | 1 | | - | | - | | - | | - | | - | |
| Non-recurring IT related professional fees | 1 | | 1 | | - | | - | | - | | - | |
| Non-recurring other legal and consulting costs | 1 | | - | | - | | - | | - | | - | |
| Activism response legal and consulting costs | 4 | | 1 | | - | | - | | - | | - | |
| Write off of debt issuance costs | 1 | | - | | - | | - | | - | | - | |
| Customer settlement | - | | 3 | | - | | - | | - | | - | |
| Asset disposal | 1 | | 1 | | - | | - | | - | | - | |
| Employee separation | - | | - | | - | | 1 | | - | | - | |
| Inventory-related charges | - | | - | | - | | - | | 44 | | 5 | |
| Facility closures | 1 | | - | | - | | 1 | | 14 | | - | |
| Goodwill & intangible asset impairment | - | | - | | - | | - | | 242 | | - | |
| Severance & restructuring charges | 2 | | - | | 1 | | - | | 13 | | 9 | |
| Gain on sale of leaseback | - | | - | | - | | - | | (4) | | - | |
| (Recovery of supplier bad debt) & supplier bad debt | - | | - | | - | | - | | (2) | | 5 | |
| Gain on early extinguishment of debt | - | | - | | - | | - | | (1) | | - | |
| **Adjusted EBITDA** | **$ 202** | **6.7%** | **$ 251** | **7.7%** | **$ 255** | **8.0%** | **$ 140** | **5.5%** | **$ 90** | **3.7%** | **$ 190** | **5.5%** |

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations.

Investor Presentation | 2025
MRC Global
30

Net Debt & Net Debt Leverage Ratio Calculation – Annual Periods ($ millions) 2024 2023 2022 2021 2020 2019 Long-term debt $ 384 $ 9 $ 337 $ 295 $ 379 $ 547 Plus: current portion of debt obligations 3 292 3 2 4 4 Total debt $ 387 $ 301 $ 340 $ 297 $ 383 $ 551 Less: cash 63 131 32 48 119 32 Net debt $ 324 $ 170 $ 308 $ 249 $ 264 $ 519 Net debt $ 324 $ 170 $ 308 $ 249 $ 264 $ 519 Trailing twelve months adjusted EBITDA 202 251 255 140 90 190 Net debt leverage ratio 1.6x 0.7x 1.2x 1.8x 2.9x 2.7x Preferred stock - 355 355 355 355 355 Net debt including preferred stock - 525 663 604 619 874 Trailing twelve months adjusted EBITDA N/A 251 255 140 90 190 Net debt leverage ratio including preferred stock N/A 2.1x 2.6x 4.3x 6.9x 4.6x Note: Net debt and net debt leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations. Investor Presentation | 2025 31

# Adjusted Net Income from Continuing Operations Reconciliation

| *($ millions)* | YEAR ENDED DECEMBER 31 | | | | | |
|---|---|---|---|---|---|---|
| | 2024 | 2023 | 2022 | 2021 | 2020 | 2019 |
| **Net (loss) income** | **$ 55** | **$ 114** | **$ 75** | **$ (14)** | **$ (274)** | **$ 39** |
| Loss (income) from discontinued operations, net of tax | 23 | 1 | (5) | (5) | 1 | (9) |
| **Net income (loss) from continuing operations** | **78** | **115** | **70** | **(19)** | **(273)** | **30** |
| (Decrease) increase in LIFO reserve, net of tax | (2) | 2 | 50 | 58 | (15) | (2) |
| Transaction costs, net of tax | 1 | - | - | - | - | - |
| Facility closures, net of tax | 1 | - | - | 1 | 13 | - |
| Severance and restructuring, net of tax | 2 | - | - | 1 | 11 | 7 |
| Non-recurring IT related professional fees, net of tax | 1 | 1 | - | - | - | - |
| Asset disposal, net of tax | 1 | 1 | - | - | - | - |
| Customer settlement, net of tax | - | 2 | - | - | - | - |
| Non-recurring other legal and consulting costs, net of tax | 1 | - | - | - | - | - |
| Activism response, legal and consulting costs, net of tax | 3 | 1 | - | - | - | - |
| Goodwill and intangible asset impairment, net of tax | - | - | - | - | 234 | - |
| Inventory-related charges, net of tax | - | - | - | - | 37 | 5 |
| (Recovery of supplier bad debt) and supplier bad debt, net of tax | - | - | - | - | (2) | 5 |
| Gain on sale leaseback, net of tax | - | - | - | - | (4) | - |
| **Adjusted net income from continuing operations** | **$ 86** | **$ 122** | **$ 120** | **$ 41** | **$ 1** | **$ 45** |

Note: Adjusted net income from continuing operations is a non-GAAP measure. For a discussion of the use of adjusted net income from continuing operations, see our Current Report on Form 8-K dated May 6, 2025. All figures updated to reflect the sale of Canada in discontinued operations.

Investor Presentation | 2025

MRC Global

32